FORWARD FUNDS

Supplement dated June 13, 2018

to the

Salient International Real Estate Fund and Salient Tactical Real Estate Fund Investor Class, Institutional Class and Class I2 Prospectus

and Salient International Real Estate Fund and Salient Tactical Real Estate Fund Class A and Class C Prospectus

each dated May 1, 2018, as supplemented (collectively, the “Prospectus”)

and the Salient International Real Estate Fund and Salient Tactical Real Estate Fund Statement of Additional Information

dated May 1, 2018, as supplemented

IMPORTANT INFORMATION REGARDING THE FUNDS

At a meeting of the Board of Trustees (the “Board”) of Forward Funds (the “Trust”) held on June 8, 2018, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees,” as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization (the “Plan”) for the Salient Tactical Real Estate Fund (the “Acquired Fund”) and the Salient International Real Estate Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). Under the Plan, the Acquired Fund would be reorganized into the Acquiring Fund.

The Board approved the Plan after considering the recommendation of Forward Management LLC d/b/a Salient (the “Adviser”) and a variety of other factors and information, including that the reorganization is expected to be a tax-free transaction for the Funds and their shareholders (which means that no gain or loss would be recognized directly by the Funds or their shareholders as a result of the reorganization), the Adviser currently serves as the investment adviser to each of the Funds and will continue to serve as investment adviser to the Acquiring Fund, Joel S. Beam currently serves as the portfolio manager of each of the Funds and will continue to serve as the portfolio manager of the Acquiring Fund. The Board also considered that the Acquiring Fund’s expense ratio will be lowered by the implementation of a contractual waiver of the investment advisory fee payable to the Adviser and a corresponding expense limitation agreement.

The proposed reorganization would involve: (1) the Acquired Fund transferring all of its assets and liabilities to the Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund; and (2) the Acquired Fund distributing to its shareholders shares of the corresponding classes of the Acquiring Fund in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund and subsequent termination of the Acquired Fund (all of the foregoing transactions being referred to collectively as the “Reorganization”).

The Reorganization is currently anticipated to be consummated on August 15, 2018.

Prior to the consummation of the Reorganization, the Acquiring Fund will be renamed the “Salient Global Real Estate Fund,” and certain modifications to the investment strategies of the Acquiring Fund which were also approved by the Board at the meeting will be implemented by the Adviser.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of a proxy. For more information regarding the Acquiring Fund, or to receive a copy of the combined Information Statement and Prospectus relating to the proposed Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please visit the Securities and Exchange Commission’s website (http://www.sec.gov). You also may contact the Funds at (800) 999-6809 for a copy (free of charge) of the combined Information Statement and Prospectus when it is available. Please read it carefully before making any investment decisions.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

SUPP TRE IRE MRGR 06132018